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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Mar Ked Mineral Exploration, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Year End Report on Form 10-K for the year ended November 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/Maria C. Maz
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                                        Maria C. Maz
                                        President
March 14, 2007
















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